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                                                                   Exhibit 10(k)

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------


          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of May 1, 1998, by and among Pioneer-Standard Electronics, Inc., an Ohio corporation, and its successors and assigns (the "Borrower"), National City Bank, a national banking association, and the several banks, financial institutions and other entities from time to time parties to the Ag?eement (as defined below) (sometimes collectively, "Lenders" and sometimes individually, a "Lender"), and National City Bank, not individually, but as "Agent."

          WHEREAS, Borrower, the Lenders and Agent entered into that certain Credit Agreement dated as of March 27, 1998 (the "Agreement"); and

          WHEREAS, Borrower, the Lenders and Agent are desirous of amending the Agreement on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Borrower, the Lenders and Agent agree as follows:

          1. Section 2.6 of the Agreement shall be deleted in its entirety and the following inserted in lieu thereof:

                    2.6 MONEY MARKET LINE LOANS. Borrower may, subject to the terms and conditions of this Agreement, borrow on an overnight basis, payable on demand by Agent, on the Closing Date and from time to time thereafter sums which shall bear interest at a rate of interest equal to the Federal Funds Rate plus the LIBOR Applicable Margin. Each Money Market Line Advance shall be in an amount equal to or greater than Ten Million Dollars ($10,000,000); PROVIDED, HOWEVER, that, (i) a Money Market Advance that is the result of a conversion of a Swingline Loan pursuant to SECTION 2.7(b) shall not be required to be in an amount equal to or greater than Ten Million Dollars ($10,000,000), (ii) with regard to each Lender individually, the sum of each such Lender's outstanding Loans shall not exceed such Lender's Commitment; (iii) with regard to Lenders collectively, the Outstanding Amount shall not exceed the Aggregate Commitment; and (iv) Borrower may elect not to borrow a Money Market Line Loan by Telephonic Notice to Agent within two (2) hours of notice from Agent of the interest rate to be applicable to such Loan. Any Money Market Line Loan not repaid in full, including the principal amount thereof and all accrued interest, within one (1) Business Day of demand for payment by Agent Or the Required Lenders shall automatically convert into a Base Rate Loan and bear interest at the Base Rate.

          2. Section 2.7 of the Agreement shall be deleted in its entirety and the following inserted in lieu thereof:

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        2.7     SWINGLINE LOANS.

                    (a) Borrower may, subject to the terms and conditions of this Agreement, borrow on an overnight basis, payable on demand by NCB, from NCB, on the Closing Date and from time to time thereafter sums which shall bear interest at a rate of interest equal to the Federal Funds Rate plus the LIBOR Applicable Margin. Each Swingline Loan shall be in an amount equal to or greater than One Million Dollars ($1,000,000); provided, however, that, (i) the sum of NCB's outstanding Loans of all Types shall not exceed NCB's Commitment; (ii) with regard to Lenders collectively, the Outstanding Amount shall not exceed the Aggregate Commitment; and (iii) Borrower may elect not to borrow a Swingline Loan by Telephonic Notice to NCB within two (2) hours of notice from NCB of the interest rate to be applicable to such Loan. Any Swingline Loan not repaid in full, including the principal amount thereof and all accrued interest, within one (1) Business Day of demand for payment by NCB shall automatically convert into a Base Rate Loan and bear interest at the Base Rate.

                    (b) Agent may, m its sole discretion, convert any Swingline Loan into a Money Market Line Loan upon delivery of notice thereof to Borrower. Upon delivery to Lenders of a copy of a notice delivered by Agent under this Section, all Swingline Loans shall be automatically converted to a Money Market Line Loan under this Agreement, and each Lender agrees to immediately fund its Pro Rata Share of such Money Market Line Loan. Conversions to Money Market Line Loans under this Section shall be in the sole discretion and control of Agent and shall be effective regardless of any default under this Agreement by Borrower or Agent, or any other circumstance.

          3. Section 5.23 of the Agreement shall be deleted in its entirety and the following inserted in lieu thereof:

                    5.23 CONSOLIDATED FIXED CHARGE COVERAGE RATIO. Borrower and its Subsidiaries shall maintain a Consolidated Fixed Charge Coverage Ratio of no less than 0.85 to 1.0 on the Closing Date, and on March31, 1998, June 30, 1998, and September 30, 1998; no less than 0.95 to 1.0 on December 31, 1998; and no less than 1.1 to 1.0 on the last calendar day of each fiscal quarter thereafter, until the Facility Termination Date. The Consolidated Fixed Charge Coverage Ratio shall be calculated for the most recent preceding four fiscal quarters, including the fiscal quarter ending on the date of determination.

          4. This Amendment shall be deemed to form a part of and shall be construed in connection with and as part of the Agreement. Except as hereinbefore expressly amended, all of the other terms, covenants and conditions contained in the Agreement shall continue to remain unchanged and in full force and effect and are hereby ratified and confirmed. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Agreement.



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          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers.

                                   PIONEER-STANDARD ELECTRONICS, INC.


                                   By: /s/ John V. Goodger

                                   Print Name: John V. Goodger

                                   Title:  Vice President

                                           4800 East 131st Street
                                           Garfield Heights, Ohio 44105
                                           phone: 216 587-3600
                                           facsimile: 216 587-3563

                                    Attention:   John V. Goodger

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Commitments
-----------

$95,000,000

                              NATIONAL CITY BANK,
                              Individually and as
                              Agent


                              By: /s/ Anthony J. DiMare

                              Print Name: Anthony J. DiMare


                              Title:  Senior Vice President


                              Via Hand Delivery
                              National City Bank
                              National City Center, 10th
                              Floor
                              1900 East Ninth Street
                              Cleveland, Ohio 44114

                              Via U.S. Mail
                              National City Bank
                              Location No.2104
                              1900 East Ninth Street
                              Cleveland, Ohio 441114-3484

                              Attention:  Anthony J. DiMare
                                          Senior Vice President

$45,000,000

                         KEYBANK NATIONAL ASSOCIATION


                              By: /s/ Brendan A. Lawlor

                              Print Name: Brendan A. Lawlor


                              Title:  Assistant Vice President

                              Via Hand Delivery
                              KeyBank National Association
                              Large Corporate Group
                              Mail Code OH-01-27-0606
                              127 Public Square
                              Cleveland, Ohio 44114-1306

                              Via U.S. Mail
                              KeyBank National Association
                              Large Corporate Group
                              Mail Code OH-01-27-0606
                              127 Public Square
                              Cleveland, Ohio 44114-1306

                              Attention:
                              Brendan A. Lawlor

$35,000,000
                              MELLON BANK, N A


                              By: /s/ Mark F. Johnston

                              Print Name: Mark F. Johnston
                              Title:  Assistant Vice President




                              Via Hand Delivery
                              Mellon Bank, N.A.
                              Three Mellon Bank Center

                              Suite 2300
                              Pittsburgh, PA 15259
                              Attention:      Loan Administration
                              Theresa Heukeshoven

                              Via U.S. Mail
                              Mellon Bank, N.A.
                              Three Mellon Bank Center
                              Suite 2300
                              Pittsburgh, PA 15259
                              Attention:      Loan Administration
                              Theresa Heukeshoven

                              With a Copy To:

                              Via Hand Delivery
                              Mellon Bank, N.A.
                              One Mellon Bank Center
                              Grant Street, Room 4530
                              Pittsburgh, PA 15258-0001

                              Via U.S. Mail
                              Mellon Bank, N.A.
                              One Mellon Bank Center
                              Grant Street, Room 4530
                              Pittsburgh, PA 15258-0001

                              Attention:
                              Mark F. Johnston

$25,000,000


                               NBD Bank




                               By:  Paul P. DeMelo

                               Print Name: Paul P. DeMelo


                               Title: Vice President



                               NBD Bank
                               811 Woodward Ave.
                               Detroit, MI 48226

                               Attention:      Paul R. DeMelo
                               Vice President

$20,000,000
                           ABN - AMRO Bank N.V.



                           By: /s/ Chris Helmeci     /s/ Louis K. McLinden Jr.

                           Print Name: Chris Helmeci     Louis K. McLinden Jr.

                           Title:  Vice President        Vice President





                           ABN - AMRO Bank
                           One PPG Place
                           Suite 2950
                           Pittsburgh, PA 15222-5400

                           Attention:      Chris Helmeci
                                           Vice President

$20,000,000

                                   COMERICA BANK



                                   By: /s/ Jeffrey J. Judge

                                   Print Name: Jeffrey J. Judge


                                   Title:  Vice President


                                   Comerica Bank
                                   500 Woodward Ave.
                                   Detroit, MI 48226

                                   Attention:      Jeffrey J. Judge
                                                   Account Officer

$20,000,000

                                          STAR BANK, N.A.

                                          By:  John D. Barrett

                                          Print Name: John D. Barrett

                                          Title: Senior Vice President

                                          Via Hand Delivery
                                          Star Bank, N.A.
                                          1350 Euclid Avenue, Suite 220
                                          Cleveland, Ohio 44115

                                          Via U.S. Mail
                                          Star Bank, N.A.
                                          1350 Euclid Avenue, Suite 220
                                          Mail Location 4432
                                          Cleveland, Ohio 44115

                                          Attention:
                                          John D. Barrett